UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

SL Investment Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! SL INVESTMENT CORP. 1585 BROADWAY NEW YORK, NEW YORK 10036 SL INVESTMENT CORP. 2023 Annual Meeting Vote by May 31, 2023 11:59 PM ET You invested in SL INVESTMENT CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 1, 2023. Vote Virtually at the Meeting* June 1, 2023 9:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/MSSLIC2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V12007-P87390 Get informed before you vote View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V12008-P87390 01) David N. Miller 02) Kevin Shannon 1. To elect two Directors, each to serve for a three-year term until his successor has been elected and qualified or until his earlier resignation, removal, death or incapacity: Nominees: For 2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof. For

Your Vote Counts! SL INVESTMENT CORP. 1585 BROADWAY NEW YORK, NEW YORK 10036 SL INVESTMENT CORP. 2023 Annual Meeting Vote by May 31, 2023 11:59 PM ET You invested in SL INVESTMENT CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 1, 2023. Vote Virtually at the Meeting* June 1, 2023 9:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/MSSLIC2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V12009-P87390 Get informed before you vote View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V12010-P87390 01) Kevin Shannon 1. To elect one Director, to serve for a three-year term until his successor has been elected and qualified or until his earlier resignation, removal, death or incapacity: Nominee: For 2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof. For